Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Quarterly Report on Form 10-Q of Immtech Pharmaceuticals, Inc. (the “Registrant”), pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended for the three month period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary C. Parks, Treasurer and Chief Financial Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant and its subsidiaries.

/s/ Gary C. Parks
Gary C. Parks
Treasurer and Chief Financial Officer
August 11, 2008